POWER OF ATTORNEY
Know all by these presents,
 that the undersigned hereby
constitutes and appoints Michael Gravelle,
Jodi AHlman. Colleen Haley or Carol
 Nairn, signing singly, the undersigned?s
 true and lawful attorney in fact to:
(1)	execute for and on behalf of the
 undersigned, in the undersigned?s
capacity as an officer and/or director
 of F&G Annuities & Life, Inc. (the ?Company?), a Form 3 (Initial Statement of Beneficial

Ownership of Securities), Form 4 (Statement
 of Changes in Beneficial Ownership), and/or
 Form 5 (Annual Statement of Changes in
Beneficial Ownership), in accordance with
Section 16(a) of the Securities Exchange
 Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts
for and on behalf of the undersigned which
may be necessary or desirable to complete
and execute such Form(s) and to timely
ile such Form(s) with the United States
Securities and Exchange Commission and
any stock exchange or similar authority;
and
(3)	take any other action of any
type whatsoever in connection with
foregoing which, in the opinion of such
attorney in fact, may be of benefit to,
in the best interest of, or legally
required by, the undersigned, it being
 understood that the documents executed
by such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as
such attorney in fact may approve in such attorney in fact?s discretion.
The undersigned hereby grants to such
attorney in fact full power and
authority to do and perform any and
every act and thing whatsoever requisite,
 necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact?s substitute or substitutes, shall lawfully do or cause to be done by
virtue of this Power of Attorney and the

rights and powers herein granted.
The undersigned acknowledges that the
 foregoing attorney in fact, in
serving in such capacity at the
request of the undersigned, is not
assuming, nor is the Company assuming,
any of the undersigned?s responsibility
 to comply with Section 16 of the Securities
 Exchange Act of 1934.
This Power of Attorney shall remain
in full force and effect until revoked
 by the undersigned in a signed writing
 delivered to the foregoing attorney in
 fact.
IN WITNESS WHEREOF,  the undersigned
has caused this Power of Attorney to
be executed as of this __________ day of ___________________, 2022.
							____________________________
							Wendy J.B. Young